SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 21, 2003
                                         ---------------
                        (Date of earliest event reported)

                        DAIMLERCHRYSLER AUTO TRUST 2003-A
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             (Exact name of registrant as specified in its charter)

   State of Michigan                      333-75942                38-2997412
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(State or other jurisdiction of     (Commission File No.)        (IRS Employer
    incorporation)                                           Identification No.)

              27777 Inkster Road, Farmington Hills, Michigan 48334
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 427-2565

This filing relates to Registration Statement No.:  333-75942.

Item 5.  Other Events.
         ------------

     On August 21, 2003, DaimlerChrysler Auto Trust 2003-A (the "Issuer"), as issuer, and Citibank, N.A. ("Citibank"), as indenture trustee, entered into an indenture dated as of August 1, 2003 (the "Indenture"). On August 1, 2003, DaimlerChrysler Services North America LLC ("DCS"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Chase Manhattan Bank
USA, National Association ("Chase"), as owner trustee, entered into an amended and restated trust agreement dated as of August 1, 2003 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On August 21, 2003, DCS, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of August 1, 2003 (the "Sale and Servicing Agreement"). On August 1, 2003, the Issuer, DCS, as administrator, and Citibank, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of August 1, 2003. On August 21, 2003, DCS, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of August 21, 2003 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired:

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 4.1   Indenture

          Exhibit 4.2   Trust Agreement

          Exhibit 10    Sale and Servicing Agreement

          Exhibit 99.1  Administration Agreement

          Exhibit 99.2  Purchase Agreement

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             By:     DaimlerChrysler Services North America LLC


Dated as of August 21, 2003  By:                    /s/ B.C. Babbish
                                      ------------------------------
                                      B.C. Babbish
                                      Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


     Exhibit No. Description of Exhibit
     ----------- ----------------------

Exhibit 4.1         Indenture
Exhibit 4.2         Trust Agreement
Exhibit 10          Sale and Servicing Agreement
Exhibit 99.1        Administration Agreement
Exhibit 99.2        Purchase Agreement